UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2025

VisionWave Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-72741	99-5002777
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Delaware Ave., Suite 210 # 301 Wilmington, DE.	19801
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (302) 305-4790

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	VWAV	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	VWAVW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 8, 2025, the Board of Directors (the “Board”) of VisionWave Holdings, Inc. (the “Company”) appointed Atara Dzikowski as an independent director to the Board, effective as of December 8, 2025, to serve until her successor is duly elected and qualified or until her earlier resignation or removal. Ms. Dzikowski qualifies as an “independent director” under the applicable rules of The Nasdaq Stock Market LLC and the U.S. Securities and Exchange Commission.

Ms. Dzikowski has served as Co-Founder of Plydo, a generative AI platform for e-commerce creation and management, since 2025, where she developed the product framework, user experience model, go-to-market concept, international entity structure, and intellectual property management. Since 2024, she has provided business development consulting, steering European market expansion for clean-tech companies and offering strategic guidance to CEOs and founders on scaling, market development, and commercial growth. From 2017 to the present, Ms. Dzikowski has been Co-Founder, CEO, and Director of Samsara Luggage, a direct-to-consumer brand, where she managed the company as a publicly listed U.S. entity under SEC regulations, later transitioning it to private ownership; founded and scaled the brand internationally; raised capital; built collaborations with Apple, T-Mobile, and Tommy Bahama; directed marketing strategies; prepared public financial reports; created alternative revenue streams during COVID-19; and oversaw multinational teams and global operations. From 2013 to 2019, she served as Director of the Friends Organization at the Tel Aviv Museum of Art, establishing the organization, developing fundraising systems, cultivating donor relationships, implementing PR strategies, and founding “TAMA Young,” a next-generation supporters’ circle. From 2013 to 2017, Ms. Dzikowski was Founder and CEO of Design Boxes, House for Young Designers, supporting emerging Israeli designers, leading product development and B2B distribution, and building partnerships across finance, real estate, and retail sectors. From 2009 to 2013, she was Director of Development and Public Affairs at Shenkar College of Engineering, Design and Art, establishing the development framework, securing major donations, coordinating the Board of Governors, managing national-level initiatives with the Knesset and Office of the President of Israel, and directing fundraising events. From 2007 to 2009, Ms. Dzikowski served as Director of Development and Marketing at Israel Venture Network (IVN), leading fundraising for a social impact investment fund, expanding member networks, and supporting portfolio organizations. From 2003 to 2007, she was Executive Director, East Coast Region, at the FIDF Foundation in New York, managing large-scale fundraising operations, staff, budgets, and donor relations across the U.S. East Coast. From 1996 to 2003, Ms. Dzikowski held roles in television news, including Assignment Editor at Channel 2 News (now Channel 12), supervising newsroom operations and communications with government and military institutions, and Foreign News Producer at Channel 1 News (now Kan 11), producing international coverage and coordinating foreign reporting. Ms. Dzikowski holds a Master of Public Administration (MPA) from Clark University (1999) and a Bachelor of Arts in Communications & Management from the Israel College of Management (1997). She is a member of the Board of the Young Friends of the Tel Aviv Museum of Art and the Board of Thelma Yellin School of Arts.

Except as set forth below, Ms. Dzikowski has not been appointed to any committees of the Board at this time. There are no arrangements or understandings between Ms. Dzikowski and any other person pursuant to which she was selected as a director. There are no family relationships between Ms. Dzikowski and any director or executive officer of the Company, and there are no transactions between Ms. Dzikowski and the Company that are reportable pursuant to Item 404(a) of Regulation S-K.

In connection with her appointment, on December 8, 2025, the Company entered into an Independent Director Engagement Agreement (the “Agreement”) with Ms. Dzikowski, which sets forth the terms of her service and compensation consistent with the Company’s Independent Director Compensation Policy adopted by the Board on July 29, 2025. Pursuant to the Agreement, Ms. Dzikowski will receive: (i) an annual cash retainer of $36,000, payable quarterly in arrears; (ii) additional annual cash fees if she serves as Chair of a Board committee ($10,000 for Audit Committee Chair; $5,000 each for Compensation Committee Chair and Governance Committee Chair, if different from the Audit Committee Chair); (iii) an annual equity grant of restricted stock valued at $60,000 under the Company’s 2024 Omnibus Equity Incentive Plan, granted on or about August 1 of each year (prorated for partial years) and vesting in full after twelve months of continuous service, subject to accelerated vesting upon a Change in Control (as defined in the plan), death, or disability; and (iv) reimbursement of reasonable out-of-pocket expenses incurred in connection with Board service. The Agreement also includes standard provisions regarding independence, confidentiality, indemnification, and other matters.

A copy of the Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 8, 2025, the Board unanimously approved and adopted Amended and Restated By-Laws of the Company (the “Amended and Restated By-Laws”), effective immediately.

The only substantive change effected by the Amended and Restated By-Laws is to reduce the quorum required for the transaction of business at stockholder meetings from a majority to 33.3% of the shares entitled to vote at such meetings, as permitted under the Delaware General Corporation Law.

A copy of the Amended and Restated By-Laws is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01 Other Events.

On December 8, 2025, the Board established a Business Development Committee of the Board and adopted a written charter for the committee (the “Charter”).

The Business Development Committee is tasked with assisting the Board in identifying, evaluating, and developing strategic business development opportunities, including mergers, acquisitions, joint ventures, strategic partnerships, licensing arrangements, and other growth initiatives.

The Board appointed Judit Nagypal and Ms. Dzikowski, each independent directors of the Company, as the initial members and Ms. Dzikowski shall serve as the Chairperson of the Business Development Committee.

A copy of the Charter is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

3.1	Amended and Restated By-Laws of VisionWave Holdings, Inc., effective December 8, 2025
10.1 (1)	Form of Independent Director Engagement Agreement
99.1	Business Development Committee Charter of VisionWave Holdings Inc., adopted December 8, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

(1) Incorporated by reference to the Form 8-K Current Report filed with the Securities and Exchange Commission on September 9, 2025

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 10, 2025

VisionWave Holdings, Inc.

By:	/s/ Douglas Davis
Name:	Douglas Davis
Title:	Executive Chairman